UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2010


                           PEPPER ROCK RESOURCES CORP
             (Exact name of Registrant as specified in its charter)


            Nevada                      000-53847               27-1843986
(State or other Jurisdiction of        (Commission       (IRS Employer I.D. No.)
 Incorporation or organization)        File Number)


                               ONE LINCOLN CENTER
                    18 WEST 140 BUTTERFILED ROAD, 15TH FLOOR
                           Oakbrook Terrace, IL 60181
                                  630-613-7487
       (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant's executive offices)

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Effective May 5th, 2010, The Company terminated the joint venture agreement with Dominus Energy. Both Dominus Energy and Pepper Rock Resources agreed it was no longer both entities desire to further the joint venture. There are no additional fees to be paid to Dominus Energy.

                                    SIGNATURE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPPER ROCK RESOURCES, INC.

Dated: May 5, 2010


By Phil Keeber


/s/ Phil Keeber
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